Fair Value Measurements	9 Months Ended
Sep. 30, 2026
Fair Value Disclosures [Abstract]
Fair Value Measurements
5.	Fair Value Measurements

Financial instruments measured at fair value are classified and disclosed based on the observability of inputs used in the determination of fair values, as follows:

●	Level I: Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets.
●	Level II: Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
●	Level III: Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The Company maintains a non-qualified deferred compensation plan for certain employees. As of September 30, 2026, the related liability was approximately $7 million, which is measured at fair value on a recurring basis using Level II inputs based on the value of the underlying investment options.

The carrying values of financial instruments, including cash and cash equivalents, trade receivables and accounts payable, approximate their fair values due to their short-term maturities. The estimated fair values may not represent actual values of the financial instruments that could be realized as of the balance sheet date or that will be realized in the future.